                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                         ---------------------

                               FORM 8-K

                            CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report: (Date of Earliest Event Reported):  April 10, 2000
                            (February 22, 2000)

                             -----------------


                                CRIIMI MAE INC.
            (Exact name of registrant as specified in its charter)

        Maryland                   1-10360                        52-1622022
(State or other jurisdiction     (Commission                   (I.R.S. Employer
 of incorporation)               File Number)                Identification No.)


                             -------------------


                             11200 Rockville Pike
                         Rockville, Maryland  20852
  (Address of principal executive offices, including zip code, of Registrant)

                                (301) 816-2300
            (Registrant's telephone number, including area code)

Item 5.  Other Events

     Attached as exhibits to this Current Report on Form 8-K are (1) a Preferred Stock Exchange Agreement between CRIIMI MAE Inc. and Mees Pierson Investments Inc. on February 22, 2000; (2) an Articles of Amendment to Articles Supplementary to the Articles of Incorporation in Respect of Series E Cumulative Convertible Preferred Stock on February 22, 2000; and (3) a press release issued by the Company announcing the exchange of the Company's Series
C Preferred Stock for a new Series of Preferred Stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are filed as a part of this Current Report on Form 8-K:

(c)      Exhibit

99.1 Preferred Stock Exchange Agreement between CRIIMI MAE Inc. and Mees Pierson Investments Inc. on February 22, 2000.

99.2 Articles of Amendment to Articles Supplementary to the Articles of Incorporation in Respect of Series E Cumulative Convertible Preferred Stock on February 22, 2000.

99.3     Press Release issued by CRIIMI MAE Inc. on February 24, 2000.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CRIIMI MAE Inc.



Dated:  April 10, 2000                /s/ William B. Dockser
--------------------------            ----------------------
                                      William B. Dockser
                                      Chairman of the Board





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                                EXHIBIT INDEX

Exhibit
No.                                         Description
--------------------------------------------------------------------------------

*99.1     Preferred Stock Exchange Agreement between CRIIMI MAE Inc. and Mees
         Pierson Investments Inc. on February 22, 2000.

*99.2     Articles of Amendment to Articles Supplementary to the Articles of
         Incorporation in Respect of Series E Cumulative Convertible Preferred Stock on February 22, 2000.

*99.3       Press Release issued by CRIIMI MAE Inc. on February 24, 2000.







*Filed herewith.

                        PREFERRED STOCK EXCHANGE AGREEMENT


     This Preferred Stock Exchange Agreement (this "Agreement") is entered into as of the 22nd day of February, 2000, by and between CRIIMI MAE Inc., a Maryland corporation (the "Company") and MeesPierson Investments Inc. ("MeesPierson").


                                      RECITALS

     WHEREAS, MeesPierson beneficially owns 103,000 shares of the Company's Series C Cumulative Convertible Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock");

     WHEREAS, the Company has authorized the issuance of up to 203,000 shares of a new class of preferred stock designated as "Series E Cumulative Convertible Preferred Stock," par value $0.01 per share (the "Series E Preferred Stock");

     WHEREAS, the terms and conditions of the Series E Preferred Stock are as set forth in the Articles Supplementary to the Articles of Incorporation of the Series E Preferred Stock (the "Series E Articles Supplementary"), a copy of which is attached hereto as Exhibit A, and incorporated herein by reference, which terms and conditions are intended by agreement to be amended and supplemented on the Effective Date (as defined in the Series E Articles Supplementary) substantially in accordance with the term sheet attached hereto as Exhibit B, which term sheet has been agreed to by the parties hereto; and

     WHEREAS, principally for the purpose of effecting certain amendments to the Articles Supplementary to the Articles of Incorporation for the Series C Preferred Stock MeesPierson desires to exchange each share of its Series C
Preferred Stock for one share of Series E Preferred Stock and the Company desires to issue the Series E Preferred Stock in exchange for such Series C Preferred Stock.

     NOW, THEREFORE, in consideration of the mutual covenants and subject to the conditions herein set forth, the parties agree as follows:

1.       Exchange.

     (a) Exchange. On February 22, 2000 (the "Exchange Date"), a certificate representing 103,000 shares of Series E Preferred Stock shall be delivered to MeesPierson upon receipt of certificates representing 103,000 shares of Series C Preferred Stock duly endorsed by MeesPierson for transfer to the Company for cancellation.

     (b) Cancellation of the Series C Preferred Stock. Upon issuance and delivery of 103,000 shares of Series E Preferred Stock by the Company to MeesPierson, the Series C Preferred Stock shall be cancelled for all purposes.

2. Accrued and Unpaid Dividends. Accrued and unpaid dividends on the shares of the Series C Preferred Stock through the Exchange Date shall continue to exist as accrued and unpaid dividends under the Articles Supplementary to the Articles of Incorporation for the Series C Preferred Stock, respectively, and as such, the claim of MeesPierson for accrued and unpaid dividends shall continue to be of the same extent, priority and validity as before the Exchange Date.

3. Treatment of Series E Preferred Stock under Plan of Reorganization. Any and all plans of reorganization filed by the Company shall provide for treatment of Series E Preferred Stock substantially in accordance with the term sheet attached hereto as Exhibit B, unless the holder of the Series E Preferred Stock consents to different treatment.

4. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Maryland, except where federal bankruptcy law applies. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the United States Bankruptcy Court for the District of Maryland, Greenbelt Division, with respect to any suit, action, proceeding or judgment relating to or arising out of this Agreement.

5. Consent. MeesPierson, as the sole holder of the Company's Series D Cumulative Convertible Preferred Stock, par value $0.01 per share (the "Series D Preferred Stock"), consents to the issuance of the Series E Preferred Stock, which Series E Preferred Stock shall rank, as to dividend rights and rights upon liquidation, dissolution or winding up, on a parity with the Series D Preferred Stock.

6.     Counterparts.   This   Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.





                      [The next page is the signature page]

     IN WITNESS WHEREOF, the undersigned through each of their respective duly authorized officers have executed this Preferred Stock Exchange Agreement effective as of the date first set forth above.


                                       CRIIMI MAE INC.

                                       By:
                                       Name:
                                       Title:



                                       MEESPIERSON INVESTMENTS INC.

                                       By:
                                       Name:
                                       Title:

                                       By:
                                       Name:
                                       Title:

Exhibit A


                           ARTICLES SUPPLEMENTARY
                                    TO THE
                          ARTICLES OF INCORPORATION

                                     OF
                               CRIIMI MAE INC.


     CRIIMI MAE INC., a Maryland corporation (the "Corporation"), by and through its undersigned Senior Vice President, does hereby certify that:

     A. On February 18, 2000, the Board of Directors of the Corporation (the "Board of Directors"), pursuant to Section 2-105 of the Maryland General Corporation Law (the "MGCL") and Article SIXTH of the Articles of Incorporation of the Corporation duly classified 203,000 unissued shares of the Corporation's preferred stock, $0.01 par value per share ("Preferred Stock"), into a class of preferred stock designated "Series E Cumulative Convertible Preferred Stock," (the "Series E Preferred Stock") and established and fixed the preferences, conversion or other rights, voting powers, restrictions or terms or conditions of redemption of such shares of stock, and authorized the execution and delivery of these Articles Supplementary to the Maryland State Department of Assessments and Taxation for filing pursuant to Section 2-208 of the MGCL.

     B. The Series E Preferred Stock shall be subject to all of the provisions of the Corporation's Articles of Incorporation relating to the capital stock of the Corporation generally and shall, as set by the Board of Directors, have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption:

     1. Definitions. For the purposes of these Articles Supplementary, the following terms shall have the meanings indicated:


     "Applicable Rate" shall mean (a) for the period commencing on the date of issuance of the Series E Preferred Stock and ending on the Effective Date, for each Quarterly Dividend Period the sum of (i) 75 basis points plus (ii) LIBOR as of the second LIBOR Market Day preceding the commencement of such Quarterly Dividend Period, and (b) for the period commencing on the Effective Date, such rate as shall be provided in the Corporation's plan of reorganization as in effect on the Effective Date, and these Articles Supplementary shall be deemed so amended and supplemented to so provide.

     "Articles of Incorporation" means the Articles of Incorporation of the Corporation, as amended and supplemented.

     "Average Closing Trade Price" shall mean the quotient of (a) the sum of the Closing Trade Prices for all of the Valid Trading Days during the applicable Conversion Pricing Period divided by (b) the number of Valid Trading Days in such Conversion Pricing Period.

     "Business Day" shall mean any day other than a Saturday, Sunday or the Friday after Thanksgiving or a day on which banking institutions in the State of New York or Maryland are authorized or obligated by law or executive order to close.

     "Closing Trade Price" for a given Trading Day shall mean (a) the last traded price for the Common Stock or the Survivor Common Stock, as the case may be, for such Trading Day as reported by the New York Stock Exchange or the American Stock Exchange or any successor thereto or (b) the last reported bid quotation for the Common Stock or the Survivor Common Stock, as the case may be, for such Trading Day as quoted by the NASDAQ National Market System or any successor thereto.

     "Common Stock" shall mean the common stock, par value $.01 per share, of the Corporation.

     "Conversion Pricing Period" shall mean a period of twenty-one (or such fewer number as shall be mutually agreed upon in writing by the Corporation and the holder of the Series E Preferred Stock being converted) consecutive Trading Days immediately preceding the date of delivery of a Holder Conversion Notice or the Mandatory Conversion Date, as the case may be.

     "Dividend Parity Stock" shall have the meaning ascribed thereto in Section 3(b) hereof.

     "Effective Date" shall mean the first day, other than a Saturday, Sunday, or a "legal holiday" (as defined in Rule 9005(a) of the Federal Rules of Bankruptcy Procedure), that is not less than eleven (11) days after the date on which the clerk of the U.S. Bankruptcy Court for the District of Maryland, Greenbelt Division, or such other court that exercises jurisdiction over the Corporation's bankruptcy case, enters the Order confirming the Corporation's plan of reorganization as such may be amended, modified or supplemented from time to time, and on which day, as determined by the Corporation (i) all conditions to the Effective Date as set forth in the Corporation's plan of reorganization have been satisfied or waived by the Corporation, and (ii) no stay of the Order confirming the Corporation's plan of reorganization is in effect.

     "Event" shall have the meaning ascribed thereto in Section 4(b) hereof.

     "Holder  Conversion  Notice"  shall have the  meaning  ascribed  thereto in
Section 9(d) hereof.

     "LIBOR" shall mean the arithmetic mean of the offered rates for 3 month deposits in United States dollars which appear on the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service for the purpose of displaying London interbank offered rates of major banks) (the "Telerate Screen Page 3750") as of 11:00 A.M., London time, on the specified LIBOR Market Day; provided, however, if at the specified time on the specified LIBOR Market Day fewer than two such offered rates so appear on the Telerate Screen Page 3750, LIBOR shall mean the arithmetic mean of three offered rates to prime banks for 3 month deposits in United States dollars by three major banks in the London interbank market, as selected by the Corporation, at approximately 11:00 A.M., London time, on the specified LIBOR

Market Day; provided, further, if fewer than three major banks in the London interbank market are quoting rates to prime banks for 3 month deposits in United States dollars, LIBOR shall be the LIBOR in effect for the previous Quarterly Dividend Period.

     "LIBOR Market Day" shall mean any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, England.

     "Liquidation Value" with respect to a share of Series E Preferred Stock shall mean $100.

     "Mandatory Conversion Date" shall have the meaning ascribed thereto in the Corporation's plan of reorganization as in effect on the Effective Date, and these Articles Supplementary shall be deemed so amended and supplemented to so provide.

     "Minimum Daily Price" shall mean either (a) 75% of the Closing Trade Price for the Trading Day immediately preceding either the date of delivery of the Holder Conversion Notice to the Corporation or the Mandatory Conversion Date, as the case may be, or (b) such price as shall be mutually agreed in writing by the Corporation and the holder of the Series E Preferred Stock that has requested conversion thereof.

     "Person" shall mean any individual, firm, corporation, or other entity, and shall include any successor (by merger or otherwise) of such entity.

     "Qualified Person" shall mean any Person that, immediately after giving effect to the applicable Transaction, (i) is a solvent corporation or other entity organized under the laws of any State of the United States of America having its common stock or, in the case of an entity other than a corporation, equivalent equity securities, listed on the New York Stock Exchange or the American Stock Exchange or quoted by the NASDAQ National Market System or any successor thereto, and such common stock or equivalent equity security continues to meet the requirements for such listing or quotation and (ii) is required to file, and in each of the three fiscal years immediately preceding the consummation of the applicable Transaction (or, if shorter, since its inception) has filed, reports with the Securities and Exchange Commission pursuant to
Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended.

     "Quarterly Dividend Payment Date" shall have the meaning ascribed thereto in Section 3(a) hereof.

     "Quarterly Dividend Period" shall mean with respect to any Quarterly Dividend Payment Date, the period commencing on the day succeeding the prior Quarterly Dividend Payment Date (or, with respect to the first Quarterly Dividend Payment Date for a share of Series E Preferred Stock, the date of issuance of such share of Series E Preferred Stock) to and including such Quarterly Dividend Payment Date.

     "Redemption Price" shall have the meaning ascribed thereto in Section 6(a) hereof.

     "Series B Preferred Stock" shall mean the Corporation's Series B Cumulative Convertible Preferred Stock.

     "Series C Preferred Stock" shall mean the Corporation's Series C Cumulative Convertible Preferred Stock.

     "Series D Preferred Stock" shall mean the Corporation's Series D Cumulative Convertible Preferred Stock.

     "Series F Preferred Stock" shall mean the Corporation's Series F Redeemable Cumulative Dividend Preferred Stock (convertible during the period of ten (10) business days after the fifth business day after the initial issue date and during the period of ten (10) business days ending ninety (90) calendar days after the initial issue date or the first business day thereafter).

     "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

     "Surviving Person" shall mean the continuing or surviving Person of a merger, consolidation or other corporate combination, the Person receiving a transfer of all or substantially all of the properties and assets of the Corporation, or the Person consolidating with or merging into the Corporation in a merger, consolidation or other corporate combination in which the Corporation is the continuing or surviving Person, but in connection with which the Series E Preferred Stock or Common Stock of the Corporation is exchanged, converted or reinstated into the securities of any other Person or cash or any other property; provided, however, if such Surviving Person is a direct or indirect Subsidiary of a Qualified Person, the parent entity that is a Qualified Person shall be the Surviving Person.

     "Survivor Common Stock" with respect to any Person shall mean any shares of such Person of any class or series which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person and which is not subject to redemption by such Person; provided, however, that if at any time there shall be more than one such class or series, the shares of each such class and series issuable upon conversion of the Series E Preferred Stock then being converted shall be substantially in the proportion to the total number of shares of each such class and series.

     "Trading Day" shall mean any day on which the principal national securities exchange on which the Common Stock or Survivor Common Stock, as the case may be, is listed or admitted to trading is open for the transaction of business or, if the Common Stock or Survivor Common Stock, as the case may be, is not listed or admitted to trading on any national securities exchange, a Business Day.

     "Transaction" shall have the meaning ascribed thereto in Section 9(b) hereof.

     "Transfer Agent" shall have the meaning ascribed thereto in Section 9(d) hereof.

     "Valid Trading Day" shall mean any Trading Day during a Conversion Pricing Period in which either (a) the Closing Trade Price for such Trading Day exceeds the Minimum Daily Price or (b) the Closing Trade Price for such Trading Day does not exceed the Minimum Daily Price and the Corporation and the holder of the Series E Preferred Stock that has requested conversion thereof agree in writing to include such day as a Valid Trading Day in such Conversion Pricing Period.

     2. Designation and Number, Rank. (a) The shares of such series of preferred stock shall be designated as "Series E Cumulative Convertible Preferred Stock" (the "Series E Preferred Stock"). The number of shares initially constituting the Series E Preferred Stock shall be 203,000 which number may be decreased (but not increased) by the Board of Directors without a vote of the holders of Series E Preferred Stock; provided, however, that such number may not be decreased below the number of then outstanding shares of Series E Preferred Stock.

     (b) The Series E Preferred Stock shall, with respect to dividend rights and rights upon liquidation, dissolution or winding up, rank (i) senior to the common stock, par value $.01 per share of the Corporation (the "Common Stock"), the Series F Preferred Stock and to all other capital stock of the Corporation the terms of which specifically provide that such capital stock ranks junior to the Series E Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Corporation, (ii) on a parity with the Series D Preferred Stock and to all other capital stock of the Corporation the terms of which specifically provide that such capital stock ranks on a parity with the Series E Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Corporation and (iii) junior to the Corporation's Series B Preferred Stock and all other capital stock of the Corporation the terms of which specifically provide that such capital stock ranks senior to the Series E Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Corporation.

     3. Dividends and Distribution. (a) The holders of shares of Series E Preferred Stock, in preference to the holders of shares of Common Stock, Series F Preferred Stock and of any other shares of capital stock of the Corporation ranking junior to the Series E Preferred Stock as to payment of dividends, shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, cumulative dividends at the Applicable Rate, payable in quarterly installments on the last Business Day of each calendar quarter (March 31, June 30, September 30, December
31) in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"). Each such quarterly dividend shall be fully cumulative, to the extent not paid, and, with respect to each share of Series E Preferred Stock, shall accrue (whether or not earned or declared) on a daily basis with additional cumulative dividends on any accrued but unpaid dividends accruing daily (whether or not earned or declared) and compounding quarterly at the Applicable Rate, from the date of issuance of such share of Series E Preferred Stock, and thereafter from the first day of the quarterly period in which such dividend may be payable as herein provided. Quarterly dividends payable with respect to calendar quarters and any partial quarter in the period commenced on the date of issuance of the Series E Preferred Stock and ending with the Effective Date shall be payable in Common Stock. No quarterly dividends payable prior to the Effective Date shall be paid until the Effective Date. After the

Effective Date, quarterly dividends shall be payable as provided in the Corporation's plan of reorganization as in effect on the Effective Date, and these Articles Supplementary shall be deemed so amended and supplemented to so provide.

     (b) With respect to dividends payable in Common Stock, pursuant to Section 3(a) above, the calculation of the number of shares of Common Stock issuable by the Corporation shall be based on (i) the cash amount which would be payable if cash dividends were to be paid on the Quarterly Dividend Payment Date divided by
(ii) the average of the Closing Trade Prices for the five (5) Trading Days prior to the Quarterly Dividend Payment Date. No fractional shares shall be issued.

     (c) Dividends paid on the shares of the Series E Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated among all such shares of Series E Preferred Stock and all other shares of capital stock of the Corporation ranking on a parity as to dividends with the Series E Preferred Stock "Dividend Parity Stock") at the time outstanding pro rata so that the amount of dividends declared per share of Series E Preferred Stock and the Dividend Parity Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series E Preferred Stock and the Dividend Parity Stock bear to each other. The Board of Directors may fix a record date for the determination of holders of shares of the Series E Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than sixty days nor less than ten days prior to the date fixed for the payment thereof.

     (d) Any dividend payment made on shares of the Series E Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to shares of the Series E Preferred Stock which remains payable.

     (e) The holders of shares of the Series E Preferred Stock shall not be entitled to receive any dividends or other distributions except as expressly provided herein.

     4. Voting Rights. So long as the Series E Preferred Stock remains outstanding, the holders of shares of the Series E Preferred Stock shall have the following voting rights:

     (a) The holders of shares of Series E Preferred Stock shall have no voting rights except as set forth below or as otherwise from time to time required by law.

     (b) The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of Series E Preferred Stock, voting separately as a class, in person or by proxy, in writing or at a special or annual meeting of stockholders called for the purpose, shall be necessary to, (i) authorize, create or increase the authorized or issued amount of any class or series of the Corporation's capital stock ranking prior to the Series E Preferred Stock with respect to payment of dividends or distribution of assets upon liquidation, dissolution or winding up or reclassify any authorized capital stock of the Corporation into any such capital stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such capital stock or (ii) amend, alter or repeal any of the provisions of the Articles of Incorporation or the Articles Supplementary to the Articles of Incorporation for the Series E Preferred Stock, whether by merger, consolidation or otherwise (an "Event"), so as to materially and adversely affect any right, preference, privilege or voting power of the Series E Preferred Stock or the holders thereof; provided, however, with respect to any amendment, alteration, waiver or repeal of any provision of these Articles Supplementary to the Articles of Incorporation for the Series E Preferred Stock no consent, approval or vote of the holders of Common Stock or any other capital stock of the Corporation shall be necessary or required; and provided, further with respect to the occurrence of any of the Events set forth in (ii) above, so long as the Series E Preferred Stock remains outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of an Event, the Corporation may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of the Series E Preferred Stock; and provided, further, that (x) any increase in the amount of authorized Common Stock or Series E Preferred Stock or the authorization, creation or issuance of any other class or series of capital stock or (y) any increase in the amount of authorized shares of any other class or series of capital stock, in each case ranking on a parity with or junior to the Series E Preferred Stock with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

     (c) During any period in which dividends on the Series E Preferred Stock are cumulatively in arrears for six or more quarterly dividend payments (whether or not consecutive), then the number of directors constituting the Board of Directors shall, without further action, be increased by two and the holders of shares of the Series E Preferred Stock, voting separately as a single class (together with any other series of Preferred Stock as provided in Section 4(d)(iii)), shall have, in addition to the other voting rights expressly set forth herein, the right to elect the directors of the Corporation to fill such newly created directorships, the remaining directors to be elected by the other classes of stock entitled to vote therefor at each meeting of stockholders held for the purpose of electing such remaining directors. Such additional voting rights shall continue until such time as all dividends accumulated on the Series E Preferred Stock shall have been paid in full, at which time such additional directors shall cease to be directors, subject to the rights of any other series of Preferred Stock to vote for the election of such additional directors (as described in Section 4(d)(iii)), and such additional voting right of the holders of Series E Preferred Stock shall terminate, subject to revesting in the event of each and every subsequent event of the character indicated above. In no event shall the holders of Series E Preferred Stock voting separately as a class be entitled to elect a total of more than two directors to the Board of Directors pursuant to this Section 4.

     (d)(i) The foregoing rights of holders of shares of Series E Preferred Stock to take any actions as provided in this Section 4 may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of all of the holders of the Series E Preferred Stock. So long as such right to vote continues (and unless such right has been exercised by written consent of all of the holders of the Series E Preferred Stock), the Chairman of the Board of Directors may call, and upon the written request of holders of record of twenty (20)% of the outstanding shares of Series E Preferred Stock addressed to the Secretary of the Corporation at the principal office of the Corporation, shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held within sixty (60) days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the by-laws of the Corporation for the holding of meetings of stockholders.

     (ii) Except as provided in paragraph (d)(iii) of this Section 4, at each meeting of stockholders at which the holders of shares of Series E Preferred Stock shall have the right, voting separately as a single class, to elect directors of the Corporation as provided in this Section 4 or to take any action, the presence in person or by proxy of the holders of record of a majority of the total number of shares of Series E Preferred Stock then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

     (A) the absence of a quorum of the holders of shares of Series E Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of shares of Series E Preferred Stock and the absence of a quorum of the holders of shares of any other class or series of capital stock shall not prevent the election of directors to be elected by the holders of shares of Series E Preferred Stock or the taking of any action as provided in this Section 4; and

     (B) in the absence of a quorum of the holders of shares of Series E Preferred Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series E Preferred Stock from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

     (iii) If, at any time when the holders of Series E Preferred Stock are entitled to elect directors pursuant to the provisions of Section 4(c), the holders of any one or more other series of Preferred Stock are entitled to elect directors by reason of any default or event specified in the Corporation's Articles of Incorporation (or any articles supplementary thereto), as in effect at the time, or the articles supplementary for such series, and if the terms for such other additional series so permit, then the voting rights of the two or more series then entitled to vote shall be combined (with each series having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Series E Preferred Stock and of all such other series then entitled so to vote, voting together as one class, shall elect such directors. At each meeting of stockholders at which the holders of shares of Series E Preferred Stock shall have the right, voting together with such other series as a single class, to elect directors of the Corporation as provided in this Section 4 or to take any action, the presence in person or by proxy of the holders of record of a majority of the total number of shares of such two or more series then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

     (A) the absence of a quorum of the holders of shares of such two or more series shall not prevent the election of directors other than those to be elected by the holders of shares of such two or more series and the absence of a quorum of the holders of shares of any other class or series of capital stock shall not prevent the election of directors to be elected by the holders of shares of such two or more series or the taking of any action as provided in this Section 4; and

     (B) in the absence of a quorum of the holders of shares of such two or more series a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of such two or more series from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

     If the holders of any such other series have elected such directors prior to the happening of the default or event permitting the holders of Series E Preferred Stock to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as elsewhere required in Section 4(d) above, then a new election shall be held with all such other series of Preferred Stock and the Series E Preferred Stock voting together as a single class for such directors, resulting in the election of such new directors. If the holders of any such other series are entitled to elect in excess of two directors, the Series E Preferred Stock shall not participate in the election of more than such directors, and those directors whose terms first expire shall be deemed to be the directors elected by the holders of Series E Preferred Stock; provided that, if at the expiration of such terms, the holders of Series E Preferred Stock are entitled to vote in the election of directors pursuant to the provisions of this Section 4, then the Secretary of the Corporation shall call a meeting (which meeting may be the annual meeting or special meeting of stockholders) of holders of Series E Preferred Stock for the purpose of electing replacement directors (in accordance with the provisions of this Section 4) to be held on or prior to the time of expiration of the expiring terms referred to above.

     (iv) Except as otherwise specifically provided in paragraph (d)(iii) of this Section 4:

     (A) for the taking of any action as provided in paragraphs (b) and (c) of this Section 4 by the holders of Series E Preferred Stock, each such holder shall have one vote for each share of such stock standing in such holder's name on the transfer books of the Corporation as of any record date fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held; and

     (B) each director elected by the holders of shares of Series E Preferred Stock as provided in this Section 4 shall, unless his or her term shall expire earlier upon payment in full by the Corporation of all accumulated dividends on the Series E Preferred Stock, hold office until the annual meeting of stockholders next succeeding his election and until his successor, if any, is elected and qualified.

     (v) In case any vacancy shall occur among the directors elected by the holders of shares of Series E Preferred Stock (and any other series of Preferred Stock, if any) as provided in this Section 4, such vacancy may be filled for the unexpired portion of the term by vote of the remaining director theretofore elected by such holders (if there is a remaining director), or such director's successor in office. If any such vacancy is not so filled within 20 days after the creation thereof or if both directors so elected by the holders of Series E Preferred Stock (and any other series of Preferred Stock, if any, as provided in Section 4(d)(iii)) shall cease to serve as directors before their terms shall expire, the holders of the Series E Preferred Stock (and any other series of Preferred Stock, if any, as provided in Section 4(d)(iii)) then outstanding and entitled to vote for such directors may, by written consent as herein provided, or at a special meeting of such holders called as provided herein, elect successors to hold office for the unexpired terms of such directors whose places shall be vacant.

     (vi) Any director elected by the holders of shares of Series E Preferred Stock voting separately as a single class (together with any other series of Preferred Stock, if any, as provided in Section 4(d)(iii)) may be removed from office with or without cause by the vote of the holders of at least a majority of the outstanding shares of Series E Preferred Stock or written consent of all of the holders of the outstanding shares of Series E Preferred Stock (together with any other series of Preferred Stock, if any, as provided in Section 4(d)(iii)). A special meeting of the holders of shares of Series E Preferred Stock (together with holders of any other series of Preferred Stock, if any, as provided in Section 4(d)(iii) may be called in accordance with procedures set forth in subparagraph (d)(i) of this Section 4.

     5. Certain Restrictions. (a) If shares of Series E Preferred Stock are outstanding unless, full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series E Preferred Stock for past dividend periods and the then current dividend period, other than pursuant to Section 3(c), the Corporation will not declare, make, pay or set apart for payment or distribution any dividends or other distributions (other than in Common Stock or other capital shares ranking junior to the Series E Preferred Stock as to dividends and upon liquidation, dissolution or winding up) on the Common Stock, Series F Preferred Stock or any other series or class of capital stock ranking as to dividends, on a parity with or junior to the Series E Preferred Stock for any period.

     (b) If shares of Series E Preferred Stock are outstanding, unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series E Preferred Stock for all past dividend periods and the then current dividend period, the Corporation shall not redeem, purchase or otherwise acquire for any consideration (or pay or make available money for a sinking fund for the redemption of) any Common Stock, Series F Preferred Stock or any other series or class of capital stock ranking, as to dividends or upon liquidation, dissolution or winding up, on a parity with or junior to the Series E Preferred Stock (except by conversion into or exchange for Common Stock or other capital stock of the Corporation ranking junior to the Series E Preferred Stock as to dividends and upon liquidation, dissolution or winding up); provided, however, the foregoing shall not prevent the purchase or acquisition of any shares of capital stock of the Corporation by the Corporation (i) in order to preserve the status of the Corporation as a real estate investment trust ("REIT") or (ii) pursuant to a purchase or exchange offer made on comparable terms to all holders of outstanding shares of capital stock of the Corporation.

     (c) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to paragraph (b) of this
Section 5, purchase or otherwise acquire such shares at such time and in such manner.

     6. Redemption. (a) The Series E Preferred Stock shall be redeemable in whole or in part, at the option of the Company, at any time and from time to time after the date of issuance of the Series E Preferred Stock, to the extent the Corporation shall have funds legally available therefore, in cash, at $106 per share (the "Redemption Price"), together in each case with an amount equal to accrued and unpaid dividends to (and including) the date fixed for redemption. On and after the date fixed for redemption, provided that the Redemption Price (including any accrued and unpaid dividends to (and including) the date fixed for redemption) has been duly paid or deposited in trust for the benefit of the holders of the Series E Preferred Stock, dividends shall cease to accrue on the Series E Preferred Stock called for redemption, such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as stockholders of the Corporation shall cease, except the right to receive the moneys payable upon such redemption, without interest thereon, upon surrender of the certificates evidencing such shares. Any moneys deposited in trust by the Corporation, which shall not be required for redemption because of the exercise of any right of conversion by the holders of the Series E Preferred Stock, shall be repaid to the Corporation forthwith. Any moneys deposited in trust by the Corporation and unclaimed at the end of two years from the date fixed for such redemption shall be repaid to the Corporation upon its written request, after which repayment the holders of the shares of Series E Preferred
Stock so called for redemption shall look only to the Corporation for the payment thereof.

     (b) Notice of any redemption pursuant to Section 6(a) shall be given to the holders of shares of Series E Preferred Stock once not less than forty-five (45) or more than sixty (60) days prior to the date fixed for redemption. Notice of redemption shall be given by first class mail to each such holder's address as shown on the stock books of the Corporation and will specify (i) the date fixed for redemption, (ii) the number of shares of Series E Preferred Stock to be redeemed, (iii) the Redemption Price, (iv) the place or places where certificates for shares of Series E Preferred Stock are to be surrendered for payment of the Redemption Price, (v) that dividends on the shares of Series E Preferred Stock to be redeemed will cease to accrue on the dated fixed for redemption, (vi) the date upon which the holders' conversion rights will terminate (which date shall be determined in accordance with Section 9(g)). If less than all shares of Series E Preferred Stock then outstanding are to be redeemed, the shares of Series E Preferred Stock will be redeemed pro rata from among the holders of shares of Series E Preferred Stock then outstanding.

     7. Reacquired Shares. Any shares of Series E Preferred Stock converted, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of Series E Preferred Stock shall upon their cancellation, and upon the filing of an appropriate certificate with the Maryland State Department of Assessments and Taxation, become authorized but unissued shares of Preferred Stock and may be reissued as part of another series of Preferred Stock subject to the conditions or restrictions on issuance set forth herein, to the extent any Series E Preferred Stock remains outstanding.

     8. Liquidation, Dissolution or Winding Up. (a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation then, before any distribution or payment shall be made to the holders of any shares of Common Stock or any other class or series of capital stock of the Corporation ranking junior to the Series E Preferred Stock in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation, the holders of Series E Preferred Stock shall be entitled to receive out of assets of the Corporation legally available for distribution to stockholders, liquidating distributions in the amount of the Liquidation Value per share, plus an amount equal to all dividends accrued and unpaid thereon as of the date of liquidation dissolution or winding up. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series E Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Corporation are insufficient to pay the amount of the liquidation distributions on all outstanding shares of Series E Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Corporation ranking on a parity with the Series E Preferred Stock in the distribution of assets upon liquidation, dissolution or winding up, then the holders of the Series E Preferred Stock and all other such classes or series of capital stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

     (b) Neither the consolidation, merger or other business combination of the Corporation with or into any other Person, nor the sale, lease or conveyance of all or substantially all of the property or business of the Corporation shall be deemed to constitute a liquidation, dissolution or winding up of the Corporation for purposes of this Section 8.

     9. Conversion. (a)(i) Shares of Series E Preferred Stock shall become convertible at the option of the holder thereof into fully paid and non-assessable shares of Common Stock beginning after the Effective Date in accordance with the terms and conditions to be provided in the Corporation's plan of reorganization as in effect on the Effective Date, and these Articles Supplementary shall be deemed so amended and supplemented to so provide. Notwithstanding the preceding, if the Effective Date has not occurred by December 31, 2000, then the shares of Series E Preferred Stock shall become convertible at the option of the holder thereof into fully paid and non-assessable shares of Common Stock in increments of 5,000 shares of Series E Preferred Stock per calendar month commencing with January 2001.

     (ii) Notwithstanding anything in this Section 9(a) to the contrary, the holders of the Series E Preferred Stock shall not be permitted to convert (i) more than 5,000 shares (or less than 1,000 shares at any one time) of Series E Preferred Stock during any calendar month or (ii) any shares of Series E Preferred Stock into shares of Common Stock if such conversion would result in the holder of Series E Preferred Stock requesting such conversion owning 5% or more of the Corporation's then outstanding Common Stock.

     Determination of which holders shall be entitled to convert during any applicable period shall be based upon the holders which first deliver to the Corporation the conversion notice and certificates of Series E Preferred Stock specified in paragraph (d) below, with any allocation between holders delivering the required conversion notice and certificates of Series E Preferred Stock on the same day to be made pro rata based upon the number of shares of Series E Preferred Stock submitted for conversion.

     In the event a holder of Series E Preferred Stock cannot effect a requested conversion of such holder's Series E Preferred Stock at the time requested, the Corporation shall, without further action on the part of such holder, convert such shares of Series E Preferred Stock into Common Stock on the earliest date that such conversion is possible under the terms of these Articles Supplementary.


     (b) On the Mandatory Conversion Date for each share of Series E Preferred Stock, such share of Series E Preferred Stock shall be automatically converted into fully paid and nonassessable shares of Common Stock.

     (c) The number of shares of Common Stock deliverable upon conversion of a share of Series E Preferred Stock shall be equal to a fraction (i) the numerator of which is the Liquidation Value of the Series E Preferred Stock and (ii) the denominator of which is a Closing Trade Price for a Trading Day occurring within the Conversion Pricing Period mutually acceptable to the Corporation and the holder, provided, however, that if no Closing Trade Price is mutually acceptable to the Corporation and the holder, then the denominator shall be the Average Closing Trade Price for the applicable Conversion Pricing Period.

     (d) Prior to the Mandatory Conversion Date, the holders of Series E Preferred Stock may convert such Series E Preferred Stock into Common Stock by surrendering to the Corporation at the principal office of the Corporation in the State of Maryland (the "Transfer Agent"), or at the office of any agent or agents of the Corporation, as may be designated by the Board of Directors, the certificate of such Series E Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section 9 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued (a "Holder Conversion Notice"). In case a Holder Conversion Notice shall specify a name or names other than that of such holder, such Holder Conversion Notice shall be accompanied by payment of all transfer taxes, if any, payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series E Preferred Stock pursuant hereto.

     (e) After the Mandatory Conversion Date, the holders of Series E Preferred Stock may exchange certificates representing Series E Preferred Stock for certificates representing Common Stock by surrendering to the Transfer Agent such certificates representing Series E Preferred Stock. In case the holder of Series E Preferred Stock requests the Common Stock to be registered in a name or names other than that of such holder, the Series E Preferred Stock submitted for conversion shall be accompanied by payment of all transfer taxes, if any, payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Corporation will pay any and all issue and other taxes
(other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series E Preferred Stock pursuant hereto.

     (f) As promptly as practicable, and in any event within five Business Days after the date of delivery of the shares of Series E Preferred Stock to be converted (and, if prior to the Mandatory Conversion Date, the Holder Conversion Notice), the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Series E Preferred Stock being converted shall be entitled and (ii) if less than the full number of shares of Series E Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Series E Preferred Stock evidenced by such surrendered certificate or certificates less the number of shares being converted. All conversions shall be deemed to have been made at the close of business on the date of delivery of the Holder Conversion Notice or the Mandatory Conversion Date, as the case may be, so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the Person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time. The Corporation shall not be required to convert, and no surrender of shares of Series E Preferred Stock shall be effective for that purpose, while the transfer books of the Corporation for the Common Stock are closed for any purpose (but not for any period in excess of 10 calendar days); but the surrender of shares of Series E Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such shares of Series E Preferred Stock were surrendered, and at a rate of conversion which assumes the Conversion Pricing Period took place during the period immediately prior to the closing of such books.

     (g) In case any shares of Series E Preferred Stock are to be redeemed pursuant to Section 6, the right of conversion set forth in this Section 9 shall cease and terminate as to the shares of Series E Preferred Stock to be redeemed at the close of business, Washington, D.C. time, on the date of delivery to the holders of Series E Preferred Stock of notice of redemption in accordance with
Section 6(b), unless (i) the Corporation shall have received a Holder Conversion Notice in respect of such shares of Series E Preferred Stock prior to such time or (ii) the Corporation shall default in the payment of the amount payable upon such redemption.

     (h) Upon conversion of any shares of the Series E Preferred Stock, all accrued and unpaid dividends up to (and including) the date of receipt by the Corporation of the Holder Conversion Notice or the Mandatory Conversion Date, as the case may be, whether or not declared, on each share of Series E Preferred Stock being converted shall become immediately due and payable on the date of the issuance and delivery by the Corporation of the certificate representing the shares of Common Stock to which such holder of shares of the Series E Preferred Stock being converted is entitled. In the event that the Corporation is legally prohibited from paying such dividends on such date, the Corporation shall pay such unpaid dividends to the holder of such shares as soon thereafter as it is legally able to do so.

     (i) In connection with the conversion of any shares of Series E Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Average Closing Trade Price for the applicable Conversion Pricing Period. If more than one share of Series E Preferred Stock shall be surrendered for conversion by the same holder at the same time, the number of full shares of Common Stock issuable on conversion thereof shall be computed on the basis of the total number of shares of Series E Preferred Stock so surrendered.

     (j) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the Series E Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series E Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Series E Preferred Stock.

     (k) In case of any capital reorganization or reclassification of outstanding shares of Common Stock, or in the case of any consolidation or merger of the Corporation with or into another Person or in the case of any sale or conveyance to another Person of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), at the option of the holder of any shares of Series E Preferred Stock, (i) each share of Series E Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Series E Preferred Stock was convertible, assuming that the Conversion Pricing Period related thereto ended on the day immediately preceding the consummation of such Transaction
(including, on a pro rata basis, the case, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction, insofar as receipt of such cash, securities or property in connection with any step in such Transaction does not result in the holders of Series E Preferred Stock receiving the aggregate more than such holders would otherwise be entitled to receive pursuant to this clause (i)) or (ii) each share of Series E Preferred Stock shall entitle the holder thereof to receive, upon presentation of the certificate therefor to the Surviving Person subsequent to the consummation of such Transaction (A) if the Surviving Person is a Qualified Person, that number of shares of Survivor Common Stock of the Surviving Person determined by multiplying the number of shares of Common Stock into which such share of Series E Preferred Stock was convertible, assuming that the Conversion Pricing Period related thereto ended on the day immediately preceding the consummation of such Transaction by a fraction, the numerator of which is the Average Closing Trade Price for the Common Stock for twenty-one Trading Days preceding the date of consummation of such Transaction and the denominator of which is the Average Closing Trade Price for the Survivor Common Stock for the twenty-one Trading Days preceding the consummation of the transaction giving rise to the adjustment in this paragraph (k) or (B) if the Surviving Person is not a Qualified Person, $106 in cash per share of Series E Preferred Stock, payable in immediately available funds. In any such case, if necessary, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions set forth in this Section 9 with respect to the rights and interests thereafter of the holders of shares of Series E
Preferred Stock to the end that the provisions set forth herein for the protection of the conversion rights of the Series E Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the shares of Series E Preferred Stock remaining outstanding (with such adjustments in the conversion price and number of shares issuable upon conversion and such other adjustments in the provisions hereof as the Board of Directors shall determine to be appropriate). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references to this Section 9 shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

     10. REIT Status. Nothing contained in these Articles Supplementary or the Articles of Incorporation shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of the stockholders by preservation of the Corporation's qualification as a REIT under the REIT Provisions (as defined in the Articles of Incorporation), including, without limitation, the enforcement of the provisions of Article EIGHTEENTH of the Articles of Incorporation.

     11. Chapter 11 Reorganization. Notwithstanding anything to the contrary contained in these Articles Supplementary, the Series E Preferred Stock shall be subject to the treatment provided under any plan of reorganization, as the same may be amended, modified or supplemented from time to time and confirmed by the United States Bankruptcy Court for the District of Maryland, Greenbelt Division, in the chapter 11 case of the Corporation pending in such court as case number 98-2-3115-DK.

     IN WITNESS WHEREOF, this instrument has been executed for and on behalf and in the name of the Corporation by its officers thereunto duly authorized on February 18, 2000.

                                           CRIIMI MAE INC.


                                           By:
                                           Name: David Iannarone
                                           Title: Senior Vice President,
                                                    General Counsel

[Seal]

Attest:

___________________________________
Name:  Susan Railey
Title:    Assistant Secretary

     THE UNDERSIGNED, Senior Vice President of the Corporation, who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                          By:
                                          Name: David Iannarone
                                          Title: Senior Vice President,
                                                   General Counsel

Exhibit B

                       CONVERTIBLE PREFERRED STOCK TERM SHEET

Issuer:              CRIIMI MAE Inc. ("CRIIMI MAE", "CMI" or "the Company")

Holder:              MeesPierson Investments Inc. ("MeesPierson" or "MPII")

Issue Amount:        $10.3 million  (103,000 Preferred Shares (defined below))

Liquidation Value:   $100 per share

Securities:          Series E Floating Rate Convertible Preferred Shares,
                       ("Preferred Shares")

Dividend:

     1. From February 23, 2000 through the Effective Date of the Company's Reorganization Plan ("the Effective Date"), cumulative, floating-rate dividends based upon 3-month LIBOR plus 75 basis points, accruing quarterly, and payable, on the Effective Date, in common stock, which will not require registration to trade ("Dividend Securities").

     2. After the Effective Date, cumulative, floating rate dividends based upon 3-month LIBOR plus 250 basis points, payable quarterly in cash or Dividend Securities at CMI's option.

     3. Unpaid dividends shall compound quarterly.

Dividend Share     The amount of shares received as Dividend Securities will be
Amount:            equal to the dividend dollar amount divided by the average of the five (5) closing trade prices of the common stock for the five (5) previous trading days prior to the dividend payment date.

Conversion         The Preferred Shares will become convertible into CRIIMI MAE
Feature:           common stock at the option of MPII beginning three months
                   after the Effective Date in accordance with the following schedule:

     1. Up to 25,750 Preferred Shares may be converted beginning at the end of 3 months, 9 months, 12 months and 15 months after the Effective Date without regard to the price of CRIIMI MAE's common stock.

     2. Beginning 4 months after the Effective Date and ending 8 months after the Effective Date, MPII may convert up to 7,500 additional Preferred Shares in any 21 trading day period so long as the price of the common stock remained above $3.00 per share for each of the previous 21 trading days.

     3. Beginning 10 months after the Effective Date, MPII may convert up to 5,000 additional Preferred Shares in any 21 trading day period so long as the price of the common stock remained above $3.00 per share for each of the previous 21 trading days.

     4. In no event may MPII convert (i) more than 25,750 Preferred Shares in any 21 trading day period, or (ii) Preferred Shares resulting in MPII owning 5% or more of CMI's then outstanding common stock.

     Conversion Prior to the Effective Date. In the event that the Effective Date does not occur on or before December 31, 2000, then 5,000 Preferred Shares shall become convertible at the option of MPII into fully paid and non-assessable shares of CMI common stock in January 2001 and in each month thereafter until the Effective Date. In no event may MPII convert (i) more than 5,000 Preferred Shares (or less than 1,000 Preferred Shares at any one time) during any calendar month or (ii) any Preferred Shares into CMI common stock if such conversion would result in MPII owning 5% or more of CMI's then outstanding common stock.

Conversion
Settlement:     Upon conversion, MPII shall receive the common shares and
                accrued and unpaid dividends on the Series E Preferred Shares within five business days following completion of the Conversion
                Pricing Period.

Conversion      MPII may convert its Preferred Shares into common stock, which
Price:          will not require registration to trade, at a price per share equal to the Closing Trade Price for a Valid Trading Day within the Conversion Pricing Period mutually acceptable to CMI and MPII or, if no Closing Trade Price is mutually acceptable to CMI and MPII, the Average Closing Trade Price of CMI common stock over the applicable Conversion Pricing Period.

Closing Trade   The last trade price for CMI common shares (a) as reported on
Price:          the NYSE or American Stock Exchange or any successor thereto, or
                (b) the last reported bid quotation for the common stock or the survivor common stock as the case may be, as reported by the NASDAQ National Market System or any successor thereto, for that Trading Day.

Average         Calculated by dividing (i) the sum of the closing trade prices
Closing         on the NYSE for CMI common stock on each Valid Trading Day
Trade           during the applicable Conversion Pricing Period, by (ii) the
Price:          total number of Valid Trading Days in such Conversion Pricing
                Period.

Conversion      21 trading days commencing on the first Valid Trading Day prior
Pricing         to notice of conversion, subject to earlier termination as
Period:         agreed upon by CMI and MPII.

Valid           An Exchange Business Day during a Conversion Pricing Period in
Trading Day:    which either (i) the Minimum Daily Price has been exceeded, or
                (ii) the Minimum Daily Price has not been exceeded and MPII and CMI agree to include such day as an Exchange Business Day in such Conversion Pricing Period.

Minimum Either (i) 75% of the Closing Trade Price for the trading day immediately
Daily Price: preceding either the date of delivery of the Holder Conversion Notice to the Company or the Mandatory Conversion Date, as the case may be, or (ii) an amount agreed upon by MPII and CMI at the beginning of any Conversion Pricing Period, that shall be applicable for every Exchange Business Day during a Conversion Pricing Period.

Mandatory       Any outstanding Preferred Shares will be converted on the second
Conversion:     anniversary of  the Effective Date.

Optional        Upon thirty (30) days prior written notice to MPII, the
Redemption:     convertible preferred will be redeemable, in whole or in part, at anytime at CRIIMI MAE's discretion at 106% plus accrued and unpaid dividends.

                                CRIIMI MAE INC.

                       ARTICLES OF AMENDMENT TO ARTICLES
               SUPPLEMENTARY TO THE ARTICLES OF INCORPORATION IN
         RESPECT OF SERIES E CUMULATIVE CONVERTIBLE PREFERRED STOCK

     CRIIMI MAE Inc.,  a Maryland  Corporation  having its  principal  office in
Rockville,   Maryland  (the  "Corporation"),   hereby  certifies  to  the  State
Department of Assessments and Taxation of Maryland (the "SDAT") that:

     FIRST: The Articles Supplementary to the Articles of Incorporation of the Corporation classifying the Series E Cumulative Convertible Preferred Stock (the "Series E Preferred Stock"), as filed with the SDAT on February 22, 2000 (the "Articles Supplementary"), are hereby amended by deleting Article B.2(b)(ii) in its entirety and inserting in lieu thereof the following:

     "(ii) on a parity with the Series D Preferred Stock and to all other capital stock of the Corporation the terms of which specifically provide that such capital stock ranks on a parity with the Series E Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Corporation and"

     SECOND: The Articles Supplementary are hereby further amended by deleting Article B.9(a)(i) in its entirety and inserting in lieu thereof the following:

     "(a)(i) Shares of Series E Preferred Stock shall become convertible at the option of the holder thereof into fully paid and non-assessable shares of Common Stock beginning after the Effective Date in accordance with the terms and conditions to be provided in the Corporation's plan of reorganization as in effect on the Effective Date, and these Articles Supplementary shall be deemed so amended and supplemented to so provide. Notwithstanding the preceding, if the Effective Date has not occurred by December 31, 2000, then the shares of Series E Preferred Stock shall become convertible at the option of the holder thereof into fully paid and non-assessable shares of Common Stock in increments of 5,000 shares of Series E Preferred Stock per calendar month commencing with January 2001."

     THIRD: The Articles Supplementary are hereby further amended by deleting the first paragraph of Article B.9(a)(ii) in its entirety and inserting in lieu thereof the following:

     "(ii) Notwithstanding anything in this Section 9(a) to the contrary, the holders of the Series E Preferred Stock shall not be permitted to convert (i) more than 5,000 shares (or less than 1,000 shares at any one time) of Series E Preferred Stock during any calendar month or (ii) any shares of Series E Preferred Stock into shares of Common Stock if such conversion would result in the holder of Series E Preferred Stock requesting such conversion owning 5% or more of the Corporation's then outstanding Common Stock."


     FOURTH: The amendments of the Articles Supplementary as herein made were declared advisable and approved by the board of directors of the Corporation by board resolution dated March 15, 2000 and were approved by the sole holder (holding all outstanding and subscribed for shares of Series E Preferred Stock at the time of such approval) of the Series E Preferred Stock, the only class or series of stock of the Corporation entitled to vote on the amendment, by unanimous written consent dated effective March 16, 2000.

     FIFTH: These Articles of Amendment shall become effective when the SDAT accepts the Articles of Amendment for record.

     IN WITNESS WHEREOF, CRIIMI MAE Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its Senior Vice-President/General Counsel and attested by its Assistant Secretary on March , 2000.

                                       CRIIMI MAE INC.



                                       BY:
                                       David B. Iannarone
                                       Senior Vice-President/ General Counsel


ATTEST:




Assistant Secretary
Susan B. Railey


     THE UNDERSIGNED, Senior Vice-President/General Counsel of CRIIMI MAE Inc., who executed on behalf of said corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                         David B. Iannarone
                                         Senior Vice-President/ General Counsel

                  CRIIMI MAE EXCHANGES ITS SERIES C PREFERRED STOCK
                          FOR A NEW SERIES OF PREFERRED STOCK


     ROCKVILLE, MD, February 24, 2000 - (NYSE:CMM) - On February 22, 2000, CRIIMI MAE Inc. ("CMI" or the "Company") and the holder of its Series C Cumulative Convertible Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock") entered into a Preferred Stock Exchange Agreement to exchange (the "Share Exchange") 103,000 outstanding shares of Series C Preferred Stock for 103,000 shares of a new series of preferred stock designated as "Series E Cumulative Convertible Preferred Stock," par value $0.01 per share (the "Series E Preferred Stock").

     The principal purpose of the Share Exchange was to extend the February 23, 2000 mandatory conversion date for the Series C Preferred Stock to a later date that will be specified in the Company's amended plan of reorganization, which has not yet been confirmed by the Bankruptcy Court. If the mandatory conversion date had not been extended, the 103,000 outstanding shares of Series C Preferred Stock would have converted into approximately 9 million additional shares of CMI common stock, resulting in substantial dilution to existing common shareholders.

     Pursuant to the Preferred Stock Exchange Agreement, the Company intends to amend its plan of reorganization to provide for certain additional terms and conditions with respect to the Series E Preferred Stock, substantially in accordance with the term sheet attached as an exhibit to such Agreement. The additional terms principally address conversion and dividend matters. The Preferred Stock Exchange Agreement will be filed as an exhibit to a Current Report on Form 8-K with the Securities and Exchange Commission (the "SEC").

     The Company has taken the position that approval of the Share Exchange is not required under applicable bankruptcy law. However, at the request of the holder of the Series C Preferred Stock, the Company filed an Emergency Motion for approval of the Share Exchange in the United States Bankruptcy Court in Greenbelt, MD. The Official Committee of Unsecured Creditors of CMI ("Creditors' Committee") opposed the Emergency Motion while the Official Committee of Equity Security Holders of CMI supported the Emergency Motion. At the conclusion of the hearing on the Emergency Motion, the Bankruptcy Court neither approved nor disapproved the Share Exchange. The Company believes the Share Exchange is in the best interest of the Company, its creditors, and shareholders. There can be no assurance that the Creditors' Committee will not challenge the Share Exchange.

     On October 5, 1998, CRIIMI MAE Inc. and two affiliates filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Before filing for reorganization, the Company had been actively involved in acquiring, originating, securitizing and servicing multi-family and commercial mortgages and mortgage related assets throughout the United States. Since filing for Chapter 11 protection, CMI has suspended its loan origination, loan securitization and CMBS acquisition businesses. The Company continues to hold a substantial portfolio of subordinated CMBS and, through its servicing affiliate, acts as a servicer for its own as well as third party securitizations.

     For further information, shareholders and securities brokers should contact Shareholder Services at (301) 816-2300, e-mail shareholder@criimimaeinc.com, institutional investors contact Andrew Blocher at (301) 231-0371, e-mail ablocher@criimi.com and news media contact James Pastore at (202) 546-6451, e-mail pastore@ix.netcom.com

     Note: Except for historical information, forward-looking statements contained in this release involve a variety of risks and uncertainties. These risks and uncertainties include the continued instability of the capital markets, the ability of the Company to obtain reorganization financing, including but not limited to a restructuring of certain of its debt and the sale of selected CMBS to a party or parties for sufficient proceeds, the ability to obtain new equity should it be determined by the Company to proceed with new equity as part of the Company's plan of reorganization, the ability of relevant parties to finalize and execute constituent and operative documents called for by the Company's plan of reorganization, the ability to obtain bankruptcy court approval of a disclosure statement, the possible confirmation of an alternative plan, the trends in the CMBS market, competitive pressures, the effect of future losses on the Company's need for liquidity, confirmation and effectiveness of the Company's plan of reorganization, the effects of the bankruptcy proceeding on the Company's ongoing business, the actions of CMI's creditors and equity security holders, including the risk that the Share Exchange could be challenged and found to be of no effect resulting in the issuance of a substantial number of additional shares of the Company's common stock, the possibility that the Company's confirmed plan of reorganization may have terms relating to the Series E Preferred Stock which materially differ from those set forth in the Preferred Stock Exchange Agreement, and the outcome of litigation to which the Company is a party, as well as the risks and uncertainties that are set forth from time to time in the Company's SEC reports, including its report on Form 10-K for the year ended December 31, 1998 and its Form 10-Q for the quarter ended September 30, 1999.
                                        ###